SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                                                     May 24, 2001

NEXIQ TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

New Hampshire
(State or Other Jurisdiction of Incorporation)

0-19717 (Commission File Number)	02-0218767 (I.R.S. Employer Identification Number)

1155 Elm Street, Manchester, New Hampshire  03101
(Address of Principal Executive Office)                                              (Zip Code)

(603) 627-3500
(Registrant's Telephone Number, Including Area Code)

NONE
(Former Name or Former Address, if Changed Since Last Report)

NEXIQ TECHNOLOGIES, INC.

FORM 8-K

ITEM 4.   Changes in Registrant's Certified Accountant.

(a) Previous Independent Accountants

On May 24, 2001, NEXIQ Technologies, Inc. (the "Company") notified Arthur Andersen LLP that it was changing its independent accountants to PricewaterhouseCoopers LLP for the fiscal year ending September 30, 2001. The Audit Committee of the Board of Directors and the Board of Directors of the Company approved the decision to change its independent accountants.

The reports of Arthur Andersen LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of Arthur Andersen LLP on the Company's financial statement for the year ended September 24, 2000 included an explanatory paragraph relating to an uncertainty about the Company's ability to continue as a going concern.

The Company and Arthur Andersen LLP have not, in connection with the audit of the Company's financial statements for each of the prior two years ended September 24, 2000 and September 26, 1999 or for any subsequent interim period prior to and including May 24, 2001, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope. During this period, there were also no disagreements which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference to the subject matter of such disagreement in their reports on the financial statements for such years, except with respect to the information previously reported in the Company's February 9, 1999 press release concerning the results of operations for the fiscal 1999 first quarter. Additionally, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Company has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated May 31, 2001, is filed as an exhibit to this Form 8-K.

(b) New Independent Accountants

During the fiscal years ended September 24, 2000 and September 26, 1999 and through the date of this report, PricewaterhouseCoopers LLP has not been engaged as an independent accountant to audit either the financial statements of the Company, nor has it been consulted regarding the application of the Company's accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

Item 7.  Financial Statements and Exhibits.

Exhibits:

Number       Description

    16            Letter dated May 31, 2001 of Arthur Andersen LLP.

NEXIQ TECHNOLOGIES, INC.

FORM 8-K

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       NEXIQ TECHNOLOGIES, INC.

Dated: May 31, 2001                                                                                             By: /s/John W. Powers
                                                                                                                                          John W. Powers
                                                                                                                                          Vice President
                                                                                                                                          and Chief Financial Officer